UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 28, 2014

Date of Report (Date of earliest event reported)

POLY SHIELD TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-33309	33-0953557
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

428 Plaza Real, Suite 419 Boca Raton, FL		33432
(Address of principal executive offices)		(Zip Code)

1 (800) 648-4287

Registrant's telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 28, 2014, Poly Shield Technologies Inc. (the “Company”) executed an Addendum No. 2 (the “Addendum”) to its December 1, 2012 Employment Agreement with Rasmus Norling, the Company’s Chief Technical Officer, as previously amended by that prior Addendum to December 1, 2012 Employment Agreement dated effective as of December 30, 2013 (as amended, the “Employment Agreement”).  As set forth in the Addendum, the Company and Mr. Norling agreed to extend the term of certain contractual obligations set out under the Employment Agreement from February 28, 2014 to March 31, 2014.

The Company and Mr. Norling are currently working to permanently restructure the terms under which Mr. Norling holds the 154,000,000 restricted and escrowed shares of the Company’s common stock previously issued to Mr. Norling under the Employment Agreement (the “Custodial Stock”).  Current discussions between the Company and Mr. Norling revolve around Mr. Norling forfeiting his rights to the majority of the Custodial Stock and permanently retaining a portion of that Custodial Stock in exchange for the transfer of certain technology rights from Mr. Norling to the Company.  Readers are cautioned that no definitive or binding agreements have been executed by the Company and Mr. Norling with respect to the proposed restructuring, and the terms and conditions of such restructuring are subject to change.

The extension provided for in the Addendum extends the time period under which the Custodial Stock must be released to, or forfeited by, Mr. Norling.  The parties have agreed to this extension in order to give them sufficient time to finalize terms of the restructuring and the terms and conditions of the definitive agreements to be executed with respect thereto.

The foregoing description of the Addendum does not purport to be complete and is qualified in its entirety by reference to the complete text of the Addendum attached as Exhibit 10.1 hereto.  A more detailed description and copy of the Employment Agreement and the terms of release for Mr. Norling’s restricted stock may be found in the Company’s current report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 11, 2012 and the Company’s current report on Form 8-K filed with the SEC on January 3, 2014.

A copy of the Company’s news release regarding the Addendum is attached as Exhibit 99.1 hereto.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

Exhibit	Description
10.1	Addendum No. 2 to December 1, 2012 Employment Agreement, dated effective as of February 28, 2014.
99.1	News Release dated March 3, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

POLY SHIELD TECHNOLOGIES INC.

Date: March 3, 2014	By: /s/ Brad Eckenweiler

Name: Brad Eckenweiler
Title: Chief Executive Officer

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